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                                 EXHIBIT 10(k)*


         Amendment dated June 1, 1996 to Advisory Agreement between the Registrant and the Advisor.

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                                  June 1, 1996




Mid-America ReaFund Advisors, Inc.
1385 Eaton Center
Cleveland, Ohio 44114

Attention:  James H. Berick, President

Dear Jim:

         Please be advised that the Trustees of Realty ReFund Trust (the "Trust") have agreed to extend the Advisory Agreement between Mid-America ReaFund Advisors, Inc. (the "Adviser") and the Trust, for an additional term of one (1) year expiring June, 1997, on the same terms, conditions and provisions contained in the original Agreement as extended from time to time.

         If this Agreement to extend meets with the approval of the Adviser, please acknowledge the same on the copy of this letter enclosed for that purpose.

                                        Very truly yours,

                                        Realty ReFund Trust



                                        By  /s/ Alan M. Krause

                                            Alan M. Krause
                                            Chairman


                                        And /s/ Christine Turk

                                            Christine Turk
                                            Secretary


/ct
Enclosure

                  The foregoing extension is hereby accepted.

                                    Mid-America ReaFund Advisors, Inc.



                                    By /s/ James H. Berick

                                      James H. Berick, President